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                                                                   Exhibit 10.43

                                 AMENDMENT NO. 4

                       TO INTERCONNECTION (T2A) AGREEMENT

                                 BY AND BETWEEN

                           SOUTHWESTERN BELL TELEPHONE

                                       AND

                        BIRCH TELECOM OF TEXAS LTD., LLP

         The Interconnection (T2A) Agreement ("the Agreement") by and between Southwestern Bell Telephone Company ("SWBT") and Birch Telecom of Texas Ltd., LLP ("CLEC") is hereby amended as follows:

(1) The list of Attachments in the General Terms and Conditions Table of Contents and Section 61.0 under "Other Requirements and Attachments" has been amended as follows:

                  Appendix DA-Resale                         AMENDED 10/2000
                  Appendix Pricing-UNE Schedule of Prices    AMENDED 10/2000
                  Attachment 22:  DA-Facilities Based        AMENDED 10/2000

 (2) Appendix DA- Resale is amended to add Section 1.4 as follows:

         1.4      DIRECTORY ASSISTANCE Nationwide Listing Service (NLS)
                  A service in which listed telephone information (name, address, and telephone numbers) is provided for residential, business and government accounts throughout the 50 states to CLEC End Users. CLEC acknowledges that the Federal Communications Commission has issued an order that could affect SWBT's ability to offer NLS and that SWBT may have to stop providing NLS at anytime. CLEC releases SWBT from any and all claims, costs, damages, liabilities, losses, and expenses (including reasonable attorney fees), if SWBT stops providing NLS. CLEC also agrees to indemnify, defend, and hold harmless SWBT from any and all third party claims, costs, damages, liabilities, losses, and expenses (including reasonable attorney fees), arising from SWBT's decision to stop providing NLS.

(3) Attachment 22: DA-Facilities Based is amended to add Section 1.5 as follows:

         1.5      DIRECTORY ASSISTANCE Nationwide Listing Service (NLS)
                  A service in which listed telephone information (name, address, and telephone numbers) is provided for residential, business and government accounts throughout the 50 states to CLEC End Users. CLEC acknowledges that the Federal Communications Commission has issued an order that could affect


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                  SWBT's ability to offer NLS and that SWBT may have to stop providing NLS at anytime. CLEC releases SWBT from any and all claims, costs, damages, liabilities, losses, and expenses (including reasonable attorney fees), if SWBT stops providing NLS. CLEC also agrees to indemnify, defend, and hold harmless SWBT from any and all third party claims, costs, damages, liabilities, losses, and expenses (including reasonable attorney fees), arising from SWBT's decision to stop providing NLS.

(4) The Appendix Pricing-UNE Schedule of Prices has been amended to reflect the rates for Nationwide Listing Service and is attached hereto in its entirety.

(5) This Amendment shall not modify or extend the Effective Date or Term of the underlying Agreement, but rather, shall be coterminous with such Agreement.

(6) EXCEPT AS MODIFIED HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE UNDERLYING AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT, and such terms are hereby incorporated by reference and the Parties hereby reaffirm the terms and provisions thereof.

(7) This Amendment shall be filed with and is subject to approval by the Public Utility Commission of Texas ("PUC") and shall become effective ten (10) days following approval by such PUC.

(8) This underlying Agreement is the result of CLEC's decision to opt into the T2A or parts thereof pursuant to Texas Commission Order No. 55 in Project No. 16251 (dated October 14, 1999). This Amendment to such Agreement addresses certain specific language changes thereto as agreed by SWBT and CLEC ("Agreed Changes"). The Parties acknowledge and agree that (i) all aspects of this Agreement except for the Agreed Changes were made available to CLEC only as a result of CLEC's right to opt into the T2A or parts thereof pursuant to Order No. 55; and (ii) therefore, no aspects of this Agreement other than the Agreed Changes set forth in this Amendment may qualify for portability under Paragraph 43 of the SBC/Ameritech Merger Conditions, approved by the FCC its MEMORANDUM OPINION AND ORDER, CC Docket 98-141, rel. (October 8, 1999) ("Paragraph 43"). The Parties further acknowledge and agree that the Agreed Changes shall be considered portable under Paragraph 43 only if they otherwise qualify for portability under that Paragraph. For convenience, the Parties have attempted to identify all Agreed Changes in the underlying Agreement in Section (1) above.

(9) The Parties agree that the only provisions of this Agreement that are freely negotiated are Section 1.4 in Appendix DA-Resale and Section 1.5 in Attachment 22: DA-Facilities Based. The remaining provisions in the Agreement have not been voluntarily agreed to by the Parties.


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         IN WITNESS WHEREOF, this Amendment to the Agreement was executed in triplicate on this ______ day of __________, 2000, by SWBT, signing by and through its duly authorized representative, and CLEC, signing by and through its duly authorized representative.

BIRCH TELECOM OF TEXAS LTD., LLP           SOUTHWESTERN BELL TELEPHONE COMPANY
OCN/AECN # 4737, 7096, 8860, 8861          BY SBC TELECOMMUNICATIONS, INC.,
                                           ITS AUTHORIZED AGENT

By:      Gregory C. Lawhon                 By:    O.R. Stanley
     -------------------------------             ------------------------------

Title:   Senior Vice President             Title: President - Industry Markets
        ----------------------------              -----------------------------

Name:  Gregory C. Lawhon                   Name:   O.R. Stanley
       -----------------------------               ----------------------------
(Print or Type)                            (Print or Type)

Date:        October 23, 2000         Date:      10/30/2000
       -----------------------------        -----------------------------------


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